FIRST AMENDMENT LOAN AGREEMENT
AND GUARANTORS' CONSENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND GUARANTORS' CONSENT (the "First Amendment") is entered into effective the 31st day of March, 2006, among SHUMATE INDUSTRIES INC. (formerly EXCALIBUR INDUSTRIES, INC.), a Delaware corporation ("Industries"), SHUMATE MACHINE WORKS, INC., a Texas corporation ("Machine") (Industries and Machine are collectively referred to herein as the "Borrowers"), MATTHEW FLEMMING, an individual ("Flemming"), LARRY SHUMATE, an individual ("Shumate"), RUSS CLARK, an individual ("Clark") (Flemming, Shumate, and Clark are collectively referred to herein as the "Guarantors"), and STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association (the "Lender").

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, and the Lender have entered into a certain Loan Agreement dated October 19, 2005 (the "Loan Agreement");

WHEREAS, the Borrower are indebted to the Lender under the Loan Agreement as follows:

Note #	Principal as of 3/17/06	Interest as of 3/17/06	Payoff as of 3/17/06
5732700	$696,085.63	$2,532.97	$698,618.60
5732800	$5,633,053.00	$24,924.33	$5,657,977.33

WHEREAS, the Lender agreed to forgive $2,000,000.00 of the indebtedness if the Borrowers were able to raise $1,500,000.00 in equity capital, which equity capital was, in fact, raised by the Borrowers as of February 2006; and

WHEREAS, the Lender is, accordingly, forgiving $2,000,000.00 of the indebtedness on Note No. 5732800; and

WHEREAS, the Borrowers, the Guarantors, and the Lender desire to amend the terms of the Loan Agreement to reflect the forgiveness and amend certain of the terms or repayment;

NOW THEREFORE, in consideration of the recitals, and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:

1. Defined Terms. Except as otherwise defined herein, all terms defined in the Loan Agreement will have the same meaning herein.

2. New Note. In connection with this First Amendment, contemporaneously herewith, the Borrowers will execute and deliver to the Lender an Amended and Restated Term Promissory Note in the principal face amount of $3,633,053.00

(the "New Note") in form and substance satisfactory to the Lender. Monthly principal and interest payments on the New Note will be based on an eighty-four (84) month amortization commencing on April 30, 2006, and on the last day of each month thereafter.

3. Definitional References. All references in the Loan Agreement or the Loan Documents to the Amended and Restated Note will hereafter refer to the New Note.

4. Guarantors' Consent. The Guarantors hereby jointly and severally consent to the modifications made to the Loan Agreement by the terms of this First Amendment and the New Note.

5. Renewal Fee. The Borrowers shall pay to the Lender a renewal fee of $18,165.00.

6. Counterparts. This First Amendment may be executed in two (2) or more counterparts, each of which will constitute an original instrument, but all of which taken together will be one agreement. The Lender will have no obligation hereunder or under any of the documents executed in connection herewith until all of the parties hereto have executed and delivered a counterpart of this First Amendment, and until all of the parties thereto have executed the New Note.

7. Full Force and Effect. Except to the extent amended by this First Amendment and the New Note, the Loan Agreement, and all of the Loan Documents, and the liens created thereby will all remain in full force and effect, unabated and uninterrupted.

IN WITNESS WHEREOF, this First Amendment has been executed the ___ day of March, 2006, effective the date first above written.

SHUMATE INDUSTRIES, INC., (formerly EXCALIBUR INDUSTRIES, INC.), a Delaware corporation

By: ______________________________
MATTHEW C. FLEMMING,
Chief Financial Officer

SHUMATE MACHINE WORKS, INC.
a Texas corporation

By: ______________________________
MATTHEW C. FLEMMING
Chief Financial Officer

____
MATTHEW FLEMMING, Individually

____
LARRY SHUMATE, Individually

____
RUSS CLARK, Individually

STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association

By: ______________________________
Name: ______________________________
Title: ______________________________

(the "Lender")

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